UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2018

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01185	41-0274440
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota	55426
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On April 24, 2018, General Mills Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed its previously announced acquisition of Blue Buffalo Pet Products, Inc. (“Blue Buffalo”). This Form 8-K/A amends the Initial 8-K to provide the historical audited and unaudited financial statements of Blue Buffalo and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheet of Blue Buffalo as of December 31, 2017, the audited consolidated statements of income, comprehensive income, changes in stockholders’ equity (deficit) and cash flows of Blue Buffalo for the year ended December 31, 2017, the notes related thereto, and the independent auditor’s reports of KPMG LLP relating to the financial statements and internal control over financial reporting of Blue Buffalo are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The audited consolidated balance sheet of Blue Buffalo as of December 31, 2017, the unaudited condensed consolidated balance sheet of Blue Buffalo as of March 31, 2018, the unaudited condensed consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows of Blue Buffalo for the three months ended March 31, 2017 and March 31, 2018, and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined statement of earnings of the Company for the fiscal year ended May 27, 2018 and the notes related thereto are filed as Exhibit 99.3 hereto and incorporated herein by reference.

The Company’s Consolidated Balance Sheet as of May 27, 2018 included in the Company’s annual report on Form 10-K that was filed with the Securities and Exchange Commission on June 29, 2018 reflects the acquisition of Blue Buffalo.

(c) Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm for Blue Buffalo.

99.1	Audited Consolidated Balance Sheet of Blue Buffalo as of December 31, 2017, Audited Consolidated Statements of Income, Comprehensive Income, Changes in Stockholders’ Equity (Deficit) and Cash Flows of Blue Buffalo for the year ended December 31, 2017, the Notes related thereto, the Report of Independent Registered Public Accounting Firm relating to the financial statements of Blue Buffalo, and the Report of Independent Registered Public Accounting Firm relating to the internal control over financial reporting of Blue Buffalo (incorporated herein by reference to Part II, Item 8 of the annual report on Form 10-K of Blue Buffalo (File No. 001-37510) filed on February 26, 2018).

99.2	Audited Consolidated Balance Sheet of Blue Buffalo as of December 31, 2017, Unaudited Condensed Consolidated Balance Sheet of Blue Buffalo as of March 31, 2018, Unaudited Condensed Consolidated Statements of Income, Comprehensive Income, and Cash Flows of Blue Buffalo for the three months ended March 31, 2017 and March 31, 2018, Unaudited Condensed Consolidated Statement of Changes in Stockholders’ Equity of Blue Buffalo as of March 31, 2018, and the Notes related thereto.

99.3	Unaudited Pro Forma Combined Statement of Earnings of the Company for the fiscal year ended May 27, 2018 and the Notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2018

GENERAL MILLS, INC.

By:	/s/ Kofi A. Bruce
Name: Kofi A. Bruce
Title: Vice President, Controller